        SEMIANNUAL REPORT  MARCH 31, 2001

Prudential
Stock Index Fund

Fund Type Stock

Objective Provide investment results that correspond to the price and yield performance of the S&P 500 Index

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

INVESTMENT GOALS AND STYLE
The Prudential Stock Index Fund (the Fund) seeks to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is widely regarded as representative of the performance of the U.S. stock market as a whole, and comprises stocks representing more than 80% of the total market value of all publicly traded U.S. common stocks. The difference between the Fund's return and that of the Index is primarily management fees and expenses. There can be no assurance that the Fund will achieve its investment objective.

S&P 500 Index                    As of 3/31/01

                     (GRAPH)

Source: Standard & Poor's.
The S&P 500 Index, composed of stocks representing approximately 80% of the total market value of all publicly traded U.S. common stock, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Prudential, its affiliates and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance is not indicative of future results. Investors cannot invest directly in an Index.

         www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                     As of 3/31/01

                      Six                  One                Five            Since
                    Months                 Year              Years          Inception2
Class A         -18.68% (-18.71)      -21.56% (-21.62)        N/A        -17.31% (-17.37)
Class B         -19.04  (-19.08)      -22.20  (-22.26)        N/A        -18.22  (-18.29)
Class C         -19.03  (-19.06)      -22.18  (-22.24)        N/A        -18.20  (-18.27)
Class Z         -18.63  (-18.66)      -21.42  (-21.48)  90.91% (90.54)   216.92  (216.31)
Class I         -18.57  (-18.60)      -21.33  (-21.39)        N/A        27.99   (27.74)
Lipper S&P 500
Index Obj. Fd.
Avg.3               -18.85                -21.97             89.80             **
S&P 500 Index4      -18.74                -21.67             94.06             ***

Average Annual Total Returns1  As of 3/31/01

                                One             Five              Since
                                Year            Years           Inception2
Class A                   -21.56% (-21.62)       N/A          -12.99% (-13.04)
Class B                   -27.20  (-27.26)       N/A          -16.80  (-16.85)
Class C                   -23.96  (-24.02)       N/A          -15.09  (-15.13)
Class Z                   -21.42  (-21.48)   13.81% (13.76)    14.72   (14.69)
Class I                   -21.33  (-21.39)       N/A            6.97    (6.91)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class A shares are not subject to a sales charge. Class Z and Class I shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, B, and C, 11/18/99; Class Z, 11/5/92; and Class I, 8/1/97.

3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the S&P 500 Index Objective Fund category. The Lipper average is unmanaged. S&P 500 Index funds are passively managed, have limited expenses, and are designed to replicate the performance of the S&P 500 Index on a reinvested basis.

4 The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies, which gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund, and the returns would be lower if they included the effect of operating expenses.

**Lipper Since Inception returns are -15.67% for Class A, B, and C; 215.69% for Class Z; and 24.65% for Class I, based on all funds in each share class.

***S&P 500 Index Since Inception returns are -15.67% for Class A, B, and C; 228.19% for Class Z; and 27.75% for Class I.

(LOGO)                        May 15, 2001

DEAR SHAREHOLDER,
Over the six-month period ended March 31, 2001, the S&P 500 Index fell 18.74%. The combination of a slowing economy and share prices that were still high at the beginning of the period (compared to long-term averages) set the stage for an extraordinarily swift and deep market decline in the last months of the period. Over the same six-month period, the return on the Prudential Stock Index Fund's Class A shares was a negative 18.68%, a slightly better performance than the S&P 500 Index. The Fund's return also was slightly ahead of the -18.85% return of the Lipper S&P 500 Index Objective Fund Average, a measure of its competitors' performance.

As the following report will explain, it was a good time to avoid efforts to outguess the market, as share prices were exceptionally volatile. Different industries moved in and out of market favor. By the time this very turbulent period ended, we were clearly in the deepest and most intense bear market in the history of the S&P 500 Index. However, stock prices can rise as fast as they fall. In fact, most of the historical gains in the equity market have come in large rapid moves. We do not recommend that shareholders in the Fund try to time the market's turn. Investors who miss a few critical days of a bull market may miss the lion's share of the gains. Just as a stock index fund removes the uncertainty of individual stock and sector performance, staying the course over time removes the uncertainty of timing market ups and downs. Over the long run, we expect your Fund's performance to reflect the return on large-cap U.S. stocks and to benefit from continued U.S. economic growth.

Sincerely,


David R. Odenath, Jr., President
Prudential Stock Index Fund

Prudential Stock Index Fund

        Semiannual Report  March 31, 2001

INVESTMENT ADVISER'S REPORT

THE FALL: VOLATILE, WITH MIXED PERFORMANCE
Our reporting period began, after a relatively quiet summer, with subdued volatility in the S&P 500 Index and little price movement until September, when a downward slide began. The slide continued into our reporting period.
In addition, the extraordinary volatility that had marked the early part of the year 2000 returned after the summer lull. The negative tone was the result of uncertainty about corporate earnings growth, although sales of stock to establish tax losses that would offset gains taken earlier in the year may also have played a part. Technology companies were heavily represented among the poorest performers. Basic materials companies--led by the paper industry--and telecommunication services--led by local telephone companies--were among the market leaders, as were apparel and drug retailers.

Uncertainty about both the outcome of the U.S. election and economic trends reduced trading volume on the New York Stock Exchange to summer levels in chilly November. Investors waited for any news that could generate enthusiasm. As uncertainty deepened, share prices fell substantially. Both growth and value stocks declined, but value stocks--whose prices already reflect low expectations--held up much better. Among growth stocks, however, drug and biotech companies were solidly positive. But again, these performances all took place in a thin (low-volume) market; they didn't indicate a clear trend.

The dominant factor in December's market was the 11% drop of the technology sector. Either out of concern about earnings or out of a desire to eliminate the year's losers from their portfolios before year-end, investors dumped technology stocks. Drugs held essentially even for the month, while value stocks had a good positive performance. This set the stage for a positive interlude after the Federal Reserve (the Fed) reduced interest rates on January 3. The market reacted dramatically. Stocks that would benefit from an improving economy shot up, while drug and utility stocks--

Prudential Stock Index Fund

          Semiannual Report  March 31, 2001

which are relatively unaffected by changes in economic growth--declined because they were sold to fund the new investments. However, the technology rise plateaued by the end of the third week of the new year.

A BITTER WINTER...
The surge of optimism proved short-lived. Numbers released on January 30 reflected a steep, greater-than-expected decline in consumer confidence. Moreover, earnings growth estimates for the S&P 500 Index became a growing concern as new estimates for 2001 dropped to less than half the profit growth estimates for the prior year. The contrast for technology stocks was even more dramatic, with growth estimates for the high-valuation stars declining from 37% for 2000 to 6% for 2001.

Driven by a stream of disappointing earnings news, declining consumer confidence, and no countervailing good news, stock prices dropped broadly, steeply, and steadily throughout February and March. Technology stocks continued to be the hardest-hit sector, but by March, every sector was moving downward. Volatility reached even higher levels than before. Almost a third of the trading days in March saw gains of 1% or more for the S&P 500 Index, while more than a third saw declines of that magnitude. Within a day, the average spread between the high and low for the Index reached 2.4%, the highest since April 2000, and well above the average of the turbulent past 15 months.

 ...AND AFTER ALL THAT
The S&P 500 Index dropped 18.74% from the beginning of our reporting period to its end. The sectors that had seen the largest rise at the end of the bull market--technology and telecommunication services--dropped almost 50% and 20%, respectively. The worst-performing industry groups were communications equipment and computer systems, although the decline in the technology sector was broad as well as deep.

     www.prudential.com  (800) 225-1852

Capital goods stocks also were deep into negative double-digit territory because the decline in economic activity was primarily in corporate investment. Another industry group that was severely affected was the investment bank/brokerage companies. The market for new public offerings of stock more or less came to a halt, and the appetite for industry consolidation also was dulled by the uncertainty now attached to calculations of how much a company was worth.

Both the S&P/Barra Growth and Value Indexes declined over our reporting period, but some of the gains made by value stocks early in the period were sustained. Two small sectors--transportation and basic materials--led the market. Railroads posted very strong gains, but airlines also had moderately positive returns. Among basic materials, aluminum stocks and paper and forest products generated strong performances.

Two industry groups--retail stores and home builders--that usually are economically sensitive also managed strong results despite the economic uncertainty. Spending in both of these consumer-driven areas continued to be strong, and share prices reflected that.

LOOKING AHEAD
The manufacturing sectors of the economy are primarily responsible for the slowdown, and the slowdown itself is the result of the build-up of inventories in 2000 and the need for some time to digest recent capital investments. Now, excess inventories have largely been sold or written off. Moreover, the Fed appears to be determined to provide as much stimulation in the form of lowered interest rates as it takes to make corporate investment attractive again.

We believe it won't be long before investors begin to anticipate a revival of profits, even if not at the levels of the late 1990s. Indeed, as we write this in early May, the S&P 500 Index is considerably above its low mark on April 4.

Prudential Stock Index Fund Management Team
                                                    5

Prudential Stock Index Fund

    Semiannual Report  March 31, 2001

Financial
  Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited)

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.3%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  1.5%
   181,284      Boeing Co.                                        $     10,099,332
    42,006      General Dynamics Corp.                                   2,635,456
   168,715      Honeywell International, Inc.                            6,883,572
    88,756      Lockheed Martin Corp.                                    3,164,151
    14,920      Northrop Grumman Corp.                                   1,298,040
    73,844      Raytheon Co.                                             2,169,537
    37,863      Rockwell International Corp.                             1,376,320
    98,320      United Technologies Corp.                                7,206,856
                                                                  ----------------
                                                                        34,833,264
-------------------------------------------------------------------------------------
Airlines  0.2%
    32,949      AMR Corp.(a)                                             1,157,169
    26,684      Delta Airlines, Inc.                                     1,054,018
   157,474      Southwest Airlines Co.                                   2,795,164
    16,821      USAir Group, Inc.(a)                                       596,304
                                                                  ----------------
                                                                         5,602,655
-------------------------------------------------------------------------------------
Aluminum  0.4%
    69,429(c)   Alcan Aluminum Ltd.                                      2,499,444
   182,644      ALCOA, Inc.                                              6,566,052
                                                                  ----------------
                                                                         9,065,496
-------------------------------------------------------------------------------------
Automobiles & Trucks  1.0%
     7,279      Cummins Engine Co., Inc.                                   273,254
    35,740      Dana Corp.                                                 614,013
   123,484      Delphi Automotive Systems Corp.                          1,749,768
   393,963      Ford Motor Co.                                          11,078,240
   117,078      General Motors Corp.                                     6,070,494
    38,799      Genuine Parts Co.                                        1,005,282
    17,776      Johnson Controls, Inc.                                   1,110,289
    10,760      Navistar International Corp.(a)                            245,328
    31,370      Visteon Corp.                                              471,804
                                                                  ----------------
                                                                        22,618,472

    See Notes to Financial Statements                                      7

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Banking  6.2%
    79,900      AmSouth Bancorporation                            $      1,343,119
   345,667      Bank of America Corp.                                   18,925,268
   159,336      Bank of New York Co., Inc.                               7,845,705
   245,516      Bank One Corp.                                           8,882,769
    43,667      Capital One Financial                                    2,423,518
    43,805      Charter One Financial, Inc.                              1,239,681
    37,561      Comerica, Inc.                                           2,310,001
   100,196(c)   Fifth Third Bancorp                                      5,354,224
   207,449      First Union Corp.                                        6,845,817
   231,134      FleetBoston Financial Corp.                              8,725,309
    34,692      Golden West Financial Corp.                              2,251,511
    54,429      Huntington Bancshares, Inc.                                775,613
   404,029      JP Morgan Chase & Co.                                   18,140,902
    94,635      KeyCorp                                                  2,441,583
   101,346      Mellon Financial Corp.                                   4,106,540
   129,498      National City Corp.                                      3,464,072
    47,362      Northern Trust Corp.                                     2,960,125
    30,240      Old Kent Financial Corp.                                 1,149,120
    62,236      PNC Bank Corp.                                           4,216,489
    58,602      Providian Financial Corp.                                2,874,428
    35,900(c)   SouthTrust Corp.                                         1,642,425
    33,731      State Street Corp.                                       3,150,475
    62,683      Suntrust Banks, Inc.                                     4,061,858
    29,400(c)   Union Planters Corp.                                     1,131,606
   408,795(c)   U.S. Bancorp                                             9,484,053
   364,940      Wells Fargo & Co.                                       18,053,582
                                                                  ----------------
                                                                       143,799,793
-------------------------------------------------------------------------------------
Beverages  2.1%
    10,347      Adolph Coors Co.                                           677,108
   186,954(c)   Anheuser Busch Companies, Inc.                           8,586,797
    15,138      Brown-Forman Corp.                                         937,799
   530,632      Coca-Cola Co.                                           23,963,341
    92,300(c)   Coca-Cola Enterprises, Inc.                              1,641,094
   304,881      PepsiCo, Inc.                                           13,399,520
                                                                  ----------------
                                                                        49,205,659

    8                                      See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Chemicals  0.9%
    46,832      Air Products & Chemicals, Inc.                    $      1,798,349
   190,036      Dow Chemical Co.                                         5,999,436
   223,944      E.I. du Pont de Nemours & Co.                            9,114,521
    14,693      Eastman Chemical Co.                                       723,189
     7,673      FMC Corp.(a)                                               565,040
    27,031      Hercules, Inc.                                             351,133
    47,970      Rohm & Haas Co.                                          1,477,956
    18,516(c)   Sigma-Aldrich Corp.                                        886,454
                                                                  ----------------
                                                                        20,916,078
-------------------------------------------------------------------------------------
Chemical-Specialty  0.1%
    21,704      Engelhard Corp.                                            561,265
    10,890      Great Lakes Chemical Corp.                                 334,759
    34,979      Praxair, Inc.                                            1,561,812
                                                                  ----------------
                                                                         2,457,836
-------------------------------------------------------------------------------------
Commercial Services  0.1%
    35,000      Convergys Corp.(a)                                       1,262,450
    34,388      Moodys Corp.                                               947,733
                                                                  ----------------
                                                                         2,210,183
-------------------------------------------------------------------------------------
Computer Hardware  2.3%
   547,240(c)   Dell Computer Corp.(a)                                  14,057,227
    67,792      Gateway, Inc.(a)                                         1,139,584
   372,034      International Business Machines Corp.                   35,782,230
    20,300      NCR Corp.(a)                                               792,309
   116,619      Palm, Inc.(a)                                              980,328
                                                                  ----------------
                                                                        52,751,678
-------------------------------------------------------------------------------------
Computer Software & Services  7.4%
    51,120      Adobe Systems, Inc.                                      1,787,666
    12,105      Autodesk, Inc.                                             369,959
   133,578      Automatic Data Processing, Inc.                          7,263,972
    55,600      BMC Software, Inc.(a)                                    1,195,400
    39,485      Cabletron Systems, Inc.(a)                                 509,356

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
    33,190      Ceridian Corp.(a)                                 $        614,015
 1,546,644      Cisco Systems, Inc.(a)                                  24,456,308
    40,900(c)   Citrix Systems, Inc.(a)                                    864,013
   125,758      Computer Associates International, Inc.                  3,420,618
    36,351      Computer Sciences Corp.(a)                               1,175,955
    92,100      Compuware Corp.(a)                                         897,975
   466,504      EMC Corp.(a)                                            13,715,218
    85,732      First Data Corp.                                         5,119,058
    44,200(c)   Intuit, Inc.(a)                                          1,226,550
    42,420(c)   KLA Instruments Corp.(a)                                 1,670,288
    17,600      Mercury Interactive Corp.(a)                               737,000
   124,516      Micron Technology, Inc.                                  5,171,149
 1,137,106      Microsoft Corp.(a)                                      62,185,484
    90,202      Novell, Inc.(a)                                            451,010
    28,100(c)   Novellus Systems, Inc.(a)                                1,139,806
 1,182,140      Oracle Corp.(a)                                         17,708,457
    62,779      Parametric Technology Co.(a)                               568,935
    61,200      PeopleSoft, Inc.(a)                                      1,434,375
    23,800      Sapient Corp.(a)                                           171,063
    89,100(c)   Siebel Systems, Inc.(a)                                  2,423,520
   689,796      Sun Microsystems, Inc.(a)                               10,602,165
    86,977      VERITAS Software Corp.                                   4,021,816
                                                                  ----------------
                                                                       170,901,131
-------------------------------------------------------------------------------------
Construction  0.1%
    18,237      Fluor Corp.                                                811,547
     7,791      Kaufman & Broad Home Corp.                                 254,298
     6,743      Pulte Corp.                                                272,485
    21,500      Vulcan Materials Co.                                     1,006,845
                                                                  ----------------
                                                                         2,345,175
-------------------------------------------------------------------------------------
Containers
     4,758      Ball Corp.                                                 218,249
    13,305      Bemis Co., Inc.                                            440,262
    35,258      Pactiv Corp.(a)                                            426,974
                                                                  ----------------
                                                                         1,085,485

    10                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Cosmetics & Soaps  1.5%
    12,457      Alberto-Culver Co.                                $        494,045
    52,472      Avon Products, Inc.                                      2,098,355
    46,032      Clorox Co.                                               1,447,706
   120,630      Colgate-Palmolive Co.                                    6,666,014
   225,139      Gillette Co.                                             7,017,583
    22,975      International Flavors & Fragrances, Inc.                   506,829
   276,019      Procter & Gamble Co.                                    17,278,789
                                                                  ----------------
                                                                        35,509,321
-------------------------------------------------------------------------------------
Diversified Gas
    11,923      NICOR, Inc.                                                444,370
     5,576      Oneok, Inc.                                                228,003
                                                                  ----------------
                                                                           672,373
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  12.1%
   329,974      Abbott Laboratories                                     15,571,473
    28,182      Allergan, Inc.                                           2,089,695
    50,506(c)   ALZA Corp.(a)                                            2,045,493
   277,391      American Home Products Corp.                            16,296,721
   220,924      Amgen, Inc.(a)                                          13,296,863
    13,038      Bausch & Lomb, Inc.                                        595,315
    63,137      Baxter International, Inc.                               5,943,717
    56,112      Becton Dickinson & Co.                                   1,981,876
    32,800      Biogen, Inc.(a)                                          2,076,650
    37,782      Biomet, Inc.                                             1,488,257
    83,562      Boston Scientific Corp.(a)                               1,686,281
   415,814      Bristol-Myers Squibb Co.                                24,699,352
    12,056      C.R. Bard, Inc.                                            547,342
    60,749      Cardinal Health, Inc.                                    5,877,466
   240,697      Eli Lilly & Co.                                         18,451,832
    36,800      Forest Laboratories, Inc.                                2,180,032
    64,348      Guidant Corp.(a)                                         2,895,017
   295,574      Johnson & Johnson                                       25,853,858
    36,300      King Pharmaceuticals, Inc.(a)                            1,479,225
    45,300      MedImmune, Inc.(a)                                       1,625,138
   254,758      Medtronic, Inc.                                         11,652,631

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
   490,544      Merck & Co., Inc.                                 $     37,232,290
 1,345,662      Pfizer, Inc.                                            55,104,859
   274,701      Pharmacia Corp.                                         13,836,689
   308,224      Schering-Plough Corp.                                   11,259,423
    18,866      St. Jude Medical, Inc.(a)                                1,015,934
    39,700      Stryker Corp.                                            2,074,325
    20,700      Watson Pharmaceuticals, Inc.(a)                          1,088,820
                                                                  ----------------
                                                                       279,946,574
-------------------------------------------------------------------------------------
Electronics  4.8%
    64,524(c)   Advanced Micro Devices, Inc.(a)                          1,712,467
    95,396      Agilent Technologies, Inc.(a)                            2,931,519
    85,800      Altera Corp.(a)                                          1,839,337
    76,800      Analog Devices, Inc.(a)                                  2,783,232
    76,312      Apple Computer, Inc.                                     1,684,206
    63,300(c)   Applied Micro Circuits Corp.(a)                          1,044,450
    46,400      Conexant Systems, Inc.(a)                                  414,700
    98,500      Electronic Data Systems Corp.                            5,502,210
    91,575(c)   Emerson Electric Co.                                     5,673,987
   411,636      Hewlett-Packard Co.                                     12,871,858
 1,429,188      Intel Corp.                                             37,605,509
    38,700      Jabil Circuit, Inc.(a)                                     836,694
    66,200      Linear Technology Corp.                                  2,718,338
    67,644(c)   LSI Logic Corp.(a)                                       1,064,040
    62,200      Maxim Integrated Products, Inc.(a)                       2,586,898
    43,250      Molex, Inc.                                              1,525,914
   464,813      Motorola, Inc.                                           6,628,233
    37,276      National Semiconductor Corp.(a)                            997,133
    10,985      PerkinElmer, Inc.                                          576,163
    16,400      QLogic Corp.(a)                                            369,000
    66,200(c)   Sanmina Corp.(a)                                         1,295,038
   138,200(c)   Solectron Corp.(a)                                       2,627,182
    22,624      Tektronix, Inc.(a)                                         617,409
    39,900      Teradyne, Inc.(a)                                        1,316,700
   368,952      Texas Instruments, Inc.                                 11,430,133
    17,733      Thomas & Betts Corp.                                       307,845
    69,200(c)   Xilinx, Inc.(a)                                          2,430,650
                                                                  ----------------
                                                                       111,390,845

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Financial Services  6.7%
    21,700      Ambac Financial Group, Inc.                       $      1,376,431
   283,059      American Express Co.                                    11,690,337
    25,598      Bear, Stearns & Co., Inc.                                1,170,852
   293,411      Charles Schwab Corp.                                     4,524,398
    57,600      CIT Group, Inc.                                          1,663,488
 1,072,055      Citigroup, Inc.                                         48,221,034
    25,837(c)   Countrywide Mortgage Investments, Inc.                   1,275,056
    18,919      Deluxe Corp.                                               447,813
    29,930      Equifax, Inc.                                              935,312
   147,432      Federal Home Loan Mortgage Corp.                         9,558,016
   214,634      Federal National Mortgage Association                   17,084,866
    54,514      Franklin Resources, Inc.                                 2,132,043
    20,680      H&R Block, Inc.                                          1,035,241
    99,150      Household International Corp.                            5,873,646
    53,474      Lehman Brothers Holdings, Inc.                           3,352,820
   177,543      MBNA Corp.                                               5,876,673
   170,434(c)   Merrill Lynch & Co., Inc.                                9,442,044
   236,736      Morgan Stanley Dean Witter & Co.                        12,665,376
    77,725      Paychex, Inc.                                            2,880,683
    48,200      Regions Financial Corp.                                  1,370,688
    48,900(c)   Stilwell Financial, Inc.                                 1,311,498
    59,766      Synovus Financial Corp.                                  1,613,682
    25,400      T. Rowe Price & Associates, Inc.                           795,338
    33,264      USA Education, Inc.                                      2,416,630
   121,425      Washington Mutual, Inc.                                  6,648,019
                                                                  ----------------
                                                                       155,361,984
-------------------------------------------------------------------------------------
Foods  1.6%
   143,866      Archer-Daniels-Midland Co.                               1,891,838
    92,347(c)   Campbell Soup Co.                                        2,758,405
   110,743      ConAgra, Inc.                                            2,019,952
    59,072      General Mills, Inc.                                      2,540,687
    74,014      H.J. Heinz & Co.                                         2,975,363
    27,958      Hershey Foods Corp.                                      1,938,049
    85,670      Kellogg Co.                                              2,315,660
    27,789      Quaker Oats Co.                                          2,723,322

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
    64,677      Ralston Purina Co.                                $      2,014,689
   174,486(c)   Sara Lee Corp.                                           3,765,408
   144,980      Sysco Corp.                                              3,843,420
   120,635      Unilever N. V., ADR                                      6,350,226
    48,704      Wm. Wrigley Jr. Co.                                      2,349,968
                                                                  ----------------
                                                                        37,486,987
-------------------------------------------------------------------------------------
Forest Products  0.8%
     9,549      Boise Cascade Corp.                                        299,839
    47,930(c)   Georgia-Pacific Corp.                                    1,409,142
   104,084      International Paper Co.                                  3,755,351
   114,616      Kimberly-Clark Corp.                                     7,774,403
    29,156      Louisiana-Pacific Corp.                                    280,189
    22,269      Mead Corp.                                                 558,729
     5,537      Potlatch Corp.                                             176,907
    10,245      Temple- Inland, Inc.                                       453,341
    22,130      Westvaco Corp.                                             536,210
    45,300      Weyerhaeuser Co.                                         2,300,787
    21,980      Willamette Industries, Inc.                              1,011,080
                                                                  ----------------
                                                                        18,555,978
-------------------------------------------------------------------------------------
Gas Distribution
    29,600      KeySpan Corp.                                            1,128,648
-------------------------------------------------------------------------------------
Gas Pipelines  1.0%
    34,697      Cinergy Corp.                                            1,164,084
   104,804      El Paso Energy Corp.                                     6,843,701
   158,006(c)   Enron Corp.                                              9,180,149
    24,000      Kinder Morgan, Inc.                                      1,276,800
     5,832      Peoples Energy Corp.                                       226,690
    48,098      Sempra Energy                                            1,119,721
   101,992      Williams Companies, Inc.                                 4,370,357
                                                                  ----------------
                                                                        24,181,502
-------------------------------------------------------------------------------------
Health Care  0.2%
    30,093      Aetna, Inc.(a)                                           1,080,940
    24,960      Manor Care, Inc.(a)                                        509,184
    63,176      McKesson HBOC, Inc.                                      1,689,958
    30,700      Quintiles Transnational Corp.(a)                           579,463
    13,500      Wellpoint Health Networks, Inc.                          1,286,685
                                                                  ----------------
                                                                         5,146,230

    14                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Hospital Management  0.7%
   115,731      HCA-The Healthcare Company                        $      4,660,487
    84,549      Healthsouth Corp.(a)                                     1,089,837
    33,810      Humana, Inc.(a)                                            354,329
    66,110(c)   IMS Health, Inc.                                         1,646,139
    67,548      Tenet Healthcare Corp.(a)                                2,972,112
    69,012      United Health Group, Inc.                                4,089,651
                                                                  ----------------
                                                                        14,812,555
-------------------------------------------------------------------------------------
Housing Related  0.3%
    14,797      Centex Corp.                                               616,295
    43,100      Leggett & Platt, Inc.                                      828,813
    92,526      Masco Corp.                                              2,233,578
    14,518      Maytag Corp.                                               468,206
    56,227      Newell Rubbermaid, Inc.                                  1,490,016
    14,838      Stanley Works                                              488,912
    12,240      Tupperware Corp.                                           292,046
    16,239      Whirlpool Corp.                                            811,788
                                                                  ----------------
                                                                         7,229,654
-------------------------------------------------------------------------------------
Insurance  4.0%
   113,600      AFLAC, Inc.                                              3,128,544
   156,308      Allstate Corp.                                           6,555,557
   107,880      American General Corp.                                   4,126,410
   494,876      American International Group, Inc.                      39,837,518
    55,989(c)   Aon Corp.                                                1,987,609
    38,434      Chubb Corp.                                              2,784,159
    33,397      CIGNA Corp.                                              3,585,502
    34,614      Cincinnati Financial Corp.                               1,313,169
    71,160      Conseco, Inc.                                            1,145,676
    47,253      Hartford Financial Services Group, Inc.                  2,787,927
    21,991      Jefferson-Pilot Corp.                                    1,492,969
    40,030      Lincoln National Corp.                                   1,700,074
    59,270      Marsh & McLennan Companies, Inc.                         5,632,428
    21,972      MBIA, Inc.                                               1,772,701

    See Notes to Financial Statements                                     15

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
   159,000(c)   Metlife, Inc.                                     $      4,777,950
    21,720      MGIC Investment Corp.                                    1,486,082
    15,193      Progressive Corp.                                        1,474,481
    29,029      SAFECO Corp.                                               818,255
    46,117      St. Paul Companies, Inc.                                 2,031,454
    28,315      Torchmark Corp.                                          1,099,471
    50,826      UnumProvident Corp.                                      1,485,136
    44,308      Wachovia Corp.                                           2,669,557
                                                                  ----------------
                                                                        93,692,629
-------------------------------------------------------------------------------------
Internet  0.1%
    63,800      BroadVision, Inc.(a)                                       340,931
   122,000(c)   Yahoo!, Inc.(a)                                          1,921,500
                                                                  ----------------
                                                                         2,262,431
-------------------------------------------------------------------------------------
Leisure  0.3%
    24,399      Brunswick Corp.                                            478,952
   128,200      Carnival Corp.                                           3,547,294
    23,724      Harrah's Entertainment, Inc.(a)                            698,197
    33,154      Hasbro, Inc.                                               427,687
    86,613      Mattel, Inc.                                             1,536,515
                                                                  ----------------
                                                                         6,688,645
-------------------------------------------------------------------------------------
Lodging  0.1%
    84,021      Hilton Hotels Corp.                                        878,019
    48,552(c)   Marriott International, Inc. (Class 'A' Stock)           1,999,371
                                                                  ----------------
                                                                         2,877,390
-------------------------------------------------------------------------------------
Machinery  0.6%
     5,264      Briggs & Stratton Corp.                                    201,980
    72,628      Caterpillar, Inc.                                        3,223,231
    22,120      Cooper Industries, Inc.                                    739,914
    50,740      Deere & Co.                                              1,843,892
    45,362      Dover Corp.                                              1,625,774
    14,577      Eaton Corp.                                                998,524
    36,195(c)   Ingersoll-Rand Co.                                       1,437,303
    17,282      PACCAR, Inc.                                               774,450

    16                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
    24,192      Parker Hannifin Corp.                             $        960,906
    10,042      Snap-On, Inc.                                              292,423
    40,402      Thermo Electron Corp.(a)                                   908,237
     9,537      Timken Co.                                                 149,254
                                                                  ----------------
                                                                        13,155,888
-------------------------------------------------------------------------------------
Media  4.2%
   921,624(c)   AOL Time Warner(a)                                      37,003,204
   121,838      Clear Channel Communications, Inc.(a)                    6,634,079
   198,720      Comcast Corp.                                            8,333,820
    19,804      Dow Jones & Co., Inc.                                    1,036,739
    55,489      Gannett Co., Inc.                                        3,313,803
    66,312(c)   Interpublic Group of Companies, Inc.                     2,277,817
    18,183      Knight-Ridder, Inc.                                        976,609
    41,400      McGraw Hill Companies., Inc.                             2,469,510
    14,096      Meredith Corp.                                             492,091
    35,190      New York Times Co.                                       1,441,734
    30,140      R.R. Donnelley & Sons, Co.                                 790,271
    64,127      Tribune Co.                                              2,612,534
    43,600(c)   Univision Communications, Inc. (Class 'A'
                 stock)(a)                                               1,663,776
   368,852      Viacom, Inc.(a)                                         16,218,422
   437,813      Walt Disney Co.                                         12,521,451
                                                                  ----------------
                                                                        97,785,860
-------------------------------------------------------------------------------------
Mineral Resources  0.2%
    80,424      Barrick Gold Corp. (ADR) (Canada)                        1,149,259
    35,628      Freeport-McMoran Copper & Gold, Inc.(a)                    464,945
    47,684      Homestake Mining Co.                                       250,818
    41,703      INCO Ltd.                                                  618,455
    47,197      Newmont Mining Corp.                                       760,816
    18,130      Phelps Dodge Corp.                                         728,463
    64,270      Placer Dome, Inc.                                          555,936
                                                                  ----------------
                                                                         4,528,692
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  6.8%
    41,700      American Power Conversion Corp.(a)                         537,539
    44,164      Applera Corp.                                            1,225,551
   174,344(c)   Applied Materials, Inc.(a)                               7,583,964
    86,858(c)   BB&T Corp.                                               3,054,796

    See Notes to Financial Statements                                     17

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
    60,700      Calpine Corp.(a)                                  $      3,342,749
   154,859(c)   Cendant Corp.(a)                                         2,259,393
    39,100      Chiron Corp.(a)                                          1,715,512
    14,383      Crane Co.                                                  374,677
    30,000      Danaher Corp.                                            1,636,800
    70,000      Dynegy Corp.                                             3,570,700
    26,941      Ecolab, Inc.                                             1,142,837
         1      Energizer Holdings, Inc.(a)                                     24
    23,900      EOG Resources, Inc.                                        985,397
    35,908      Fortune Brands, Inc.                                     1,235,235
 2,107,272      General Electric Co.                                    88,210,406
    62,300(c)   Harley-Davidson, Inc.                                    2,364,285
    64,468      Illinois Tool Works, Inc.                                3,664,361
    20,786(c)   ITT Industries, Inc.                                       805,458
    43,468      Loews Corp.                                              2,582,434
    10,661      Millipore Corp.                                            493,178
    32,100(c)   Nabors Industries, Inc.(a)                               1,664,064
    37,967(c)   Omnicom Group, Inc.                                      3,146,705
    25,504      Pall Corp.                                                 559,048
    15,600      Power-One, Inc.(a)                                         226,044
    35,574(c)   PPG Industries, Inc.                                     1,639,606
    31,400      Robert Half International, Inc.(a)                         701,790
    17,418      Sealed Air Corp.                                           580,542
    29,100(c)   Symbol Technologies, Inc.                                1,015,590
    30,967      Textron, Inc.                                            1,760,164
    28,849      TRW, Inc.                                                  980,866
   373,796(c)   Tyco International Ltd.                                 16,159,201
    38,000(c)   Vitesse Semiconductor Corp.(a)                             904,875
    20,474      W.W. Grainger, Inc.                                        693,045
                                                                  ----------------
                                                                       156,816,836
-------------------------------------------------------------------------------------
Miscellaneous Consumer Growth  0.7%
    12,598      American Greetings Corp.                                   133,539
    15,832      Black & Decker Corp.                                       581,826
   190,297(c)   Corning, Inc.                                            3,937,245
    69,365      Eastman Kodak Co.                                        2,766,970
    83,899      Minnesota Mining & Manufacturing Co.                     8,717,106
                                                                  ----------------
                                                                        16,136,686

    18                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Networking
    23,900      Adaptec, Inc.(a)                                  $        207,258
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.7%
    22,868      Avery Dennison Corp.                                     1,189,593
    32,900      Cintas Corp.                                             1,296,918
   360,047      Compaq Computer Corp.                                    6,552,855
    28,252      Lexmark International Group, Inc.(a)                     1,286,031
    68,100(c)   Network Appliance, Inc.(a)                               1,144,931
    78,800      Office Depot, Inc.(a)                                      689,500
    53,125      Pitney Bowes, Inc.                                       1,846,094
    92,950      Staples, Inc.(a)                                         1,382,631
    72,290      Unisys Corp.(a)                                          1,012,060
   154,098      Xerox Corp.                                                923,047
                                                                  ----------------
                                                                        17,323,660
-------------------------------------------------------------------------------------
Petroleum  5.6%
    19,478      Amerada Hess Corp.                                       1,521,621
    53,918      Anadarko Petroleum Corp.                                 3,384,972
    26,987      Apache Corp.                                             1,554,721
    17,145      Ashland Oil, Inc.                                          658,368
    44,782      Burlington Resources, Inc.                               2,003,994
   136,162(c)   Chevron Corp.                                           11,955,024
    27,000      Devon Energy Corp.                                       1,571,400
   739,007      Exxon Mobil Corp.                                       59,859,567
    18,459      Kerr-McGee Corp.                                         1,197,989
    81,438      Occidental Petroleum Corp.                               2,015,591
    54,236(c)   Phillips Petroleum Co.                                   2,985,692
   453,431      Royal Dutch Petroleum Co. (ADR) (Netherlands)           25,138,215
    22,414      Sunoco, Inc.                                               726,886
   118,746      Texaco, Inc.                                             7,884,734
    31,000      Tosco Corp.                                              1,325,560
    67,863(c)   Transocean Sedco Forex, Inc.                             2,941,861
    50,439      Unocal Corp.                                             1,743,676
    64,660      USX-Marathon Corp.                                       1,742,587
                                                                  ----------------
                                                                       130,212,458

    See Notes to Financial Statements                                     19

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Petroleum Services  0.9%
    70,179      Baker Hughes, Inc.                                $      2,548,199
   130,950      Conoco, Inc.                                             3,699,337
    95,311      Halliburton Co.                                          3,502,679
     7,310      McDermott International, Inc.                               92,472
    28,400      Noble Drilling Corp.(a)                                  1,310,944
    79,452      PG&E Corp.                                                 989,177
    23,810      Rowan Companies, Inc.(a)                                   654,775
   120,721      Schlumberger, Ltd.                                       6,954,737
                                                                  ----------------
                                                                        19,752,320
-------------------------------------------------------------------------------------
Railroads  0.4%
    89,523      Burlington Northern, Inc.                                2,719,709
    44,903      CSX Corp.                                                1,513,231
    78,411      Norfolk Southern Corp.                                   1,312,600
    49,929      Union Pacific Corp.                                      2,808,506
                                                                  ----------------
                                                                         8,354,046
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.1%
    35,400      Starwood Hotels & Resorts Worldwide, Inc.                1,203,954
-------------------------------------------------------------------------------------
Restaurants  0.5%
    24,902      Darden Restaurants, Inc.                                   591,422
   275,730      McDonald's Corp.                                         7,320,632
    41,300      Starbucks Corp.(a)                                       1,752,669
    32,966      Tricon Global Restaurants, Inc.                          1,258,972
    29,179      Wendy's International, Inc.                                651,275
                                                                  ----------------
                                                                        11,574,970
-------------------------------------------------------------------------------------
Retail  6.4%
    88,613      Albertson's, Inc.                                        2,819,666
    24,600(c)   AutoZone, Inc.                                             689,292
    59,200      Bed Bath & Beyond, Inc.(a)                               1,454,100
    44,700      Best Buy Co., Inc.                                       1,607,412
    39,478      Circuit City Stores, Inc.                                  418,467
    32,724      Consolidated Stores Corp.(a)                               328,876
    92,108      Costco Wholesale Corp.                                   3,615,239
    81,596      CVS Corp.                                                4,772,550

    20                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
    27,523      Dillards, Inc.                                    $        603,855
    67,050      Dollar General Corp.                                     1,370,502
    42,575(c)   Federated Department Stores, Inc.(a)                     1,768,991
   175,113      Gap, Inc.                                                4,153,680
    13,868      Harcourt General, Inc.                                     772,032
   492,784      Home Depot, Inc.                                        21,238,990
    57,584      J.C. Penney Co., Inc.                                      920,768
   102,757(c)   Kmart Corp.(a)                                             965,916
    69,700      Kohl's Corp.(a)                                          4,299,793
   173,934      Kroger Co.(a)                                            4,485,758
    88,822      Limited, Inc.                                            1,396,282
    10,396      Liz Claiborne, Inc.                                        489,132
    13,282      Longs Drug Stores Corp.                                    392,616
    81,474      Lowe's Companies, Inc.                                   4,762,155
    65,571      May Department Stores Co.                                2,326,459
    53,538      Nike, Inc.                                               2,170,966
    29,700      Nordstrom, Inc.                                            483,516
    37,754      Radioshack Corp.                                         1,385,194
    19,149      Reebok International Ltd.(a)                               476,044
   106,100      Safeway, Inc.(a)                                         5,851,415
    72,096      Sears, Roebuck & Co.                                     2,542,826
    36,316      Sherwin-Williams Co.                                       925,332
    32,212      Supervalu, Inc.                                            429,386
   192,182      Target Corp.                                             6,933,927
    30,000(c)   Tiffany & Co.                                              817,500
    63,016      TJX Companies, Inc.                                      2,016,512
    42,207(c)   Toys 'R' Us, Inc.(a)                                     1,059,396
   950,226      Wal-Mart Stores, Inc.                                   47,986,413
   212,178      Walgreen Co.                                             8,656,862
    35,040      Winn-Dixie Stores, Inc.                                    994,085
                                                                  ----------------
                                                                       148,381,905
-------------------------------------------------------------------------------------
Rubber  0.1%
    21,899      B.F. Goodrich Co.                                          840,265
    11,588      Cooper Tire & Rubber Co.                                   131,524
    33,571(c)   Goodyear Tire & Rubber Co.                                 800,668
                                                                  ----------------
                                                                         1,772,457

    See Notes to Financial Statements                                     21

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Steel - Producers  0.1%
    24,418      Allegheny Teldyne, Inc.                           $        425,117
    18,428      Nucor Corp.                                                738,410
    17,809      USX Corp. - U.S. Steel Group                               261,614
    13,408      Worthington Industries, Inc.                               124,694
                                                                  ----------------
                                                                         1,549,835
-------------------------------------------------------------------------------------
Telecommunications  3.6%
   170,400      ADC Telecommunications, Inc.                             1,448,400
    67,234      Alltel Corp.                                             3,527,096
    20,422      Andrew Corp.(a)                                            293,566
    68,455      Avaya, Inc.(a)                                             889,915
    48,100(c)   Broadcom Corp. (Class 'A' Stock)(a)                      1,390,090
    29,550      CenturyTel, Inc.                                           849,562
    48,600      Citizens Communications Co.(a)                             614,790
    32,900(c)   Comverse Technology, Inc.(a)                             1,937,481
   189,456      Global Crossing Ltd.                                     2,555,761
   275,900      JDS Uniphase Corp.(a)                                    5,086,906
   710,867(c)   Lucent Technologies, Inc.                                7,087,344
   163,640(c)   Nextel Communications, Inc.(a)                           2,352,325
   674,760      Nortel Networks Corp.                                    9,480,378
   161,100(c)   Qualcomm, Inc.(a)                                        9,122,288
   352,936      Qwest Communications International, Inc.(a)             12,370,407
    33,476      Scientific- Atlanta, Inc.                                1,392,267
   192,584(c)   Sprint Corp. (FON Group)                                 4,234,922
   201,092(c)   Sprint Corp. (PCS Group)(a)                              3,820,748
    88,494      Tellabs, Inc.(a)                                         3,600,600
   610,600      Worldcom, Inc.(a)                                       11,410,588
                                                                  ----------------
                                                                        83,465,434
-------------------------------------------------------------------------------------
Textiles
     7,040      National Service Industries, Inc.                          165,088
    24,234      V.F. Corp.                                                 848,190
                                                                  ----------------
                                                                         1,013,278

    22                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Tobacco  1.0%
   469,779      Philip Morris Companies, Inc.                     $     22,291,014
    37,499(c)   UST, Inc.                                                1,126,845
                                                                  ----------------
                                                                        23,417,859
-------------------------------------------------------------------------------------
Travel  0.1%
    29,141      Sabre Holdings Corp.(a)                                  1,345,440
-------------------------------------------------------------------------------------
Trucking & Shipping  0.1%
    60,716      Fedex Corp.(a)                                           2,530,643
    11,221      Ryder System, Inc.                                         201,866
                                                                  ----------------
                                                                         2,732,509
-------------------------------------------------------------------------------------
Utility Communications  4.0%
   797,330(c)   AT&T Corp.                                              16,983,129
   398,656      BellSouth Corp.                                         16,313,003
   721,101      SBC Communications, Inc.                                32,182,738
   573,933      Verizon Communications                                  28,294,897
                                                                  ----------------
                                                                        93,773,767
-------------------------------------------------------------------------------------
Utilities - Electric  2.5%
   101,900(c)   AES Corp.(a)                                             5,090,924
    20,800      Allegheny Energy, Inc.                                     962,208
    29,269      Ameren Corp.                                             1,198,565
    68,391(c)   American Electric Power, Inc.                            3,214,377
    28,100      CMS Energy Corp.                                           831,479
    45,251(c)   Consolidated Edison, Inc.                                1,678,812
    32,129      Constellation Energy Group, Inc.                         1,416,889
    51,052      Dominion Resources, Inc.                                 3,291,322
    30,287      DTE Energy Co.                                           1,205,423
   160,962(c)   Duke Energy Co.                                          6,879,516
    65,562      Edison International                                       828,704
    45,715      Entergy Corp.                                            1,737,170
    68,428      Exelon Corp.                                             4,488,877

    See Notes to Financial Statements                                     23

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
    47,777      FirstEnergy Corp.                                 $      1,333,934
    38,036      FPL Group, Inc.                                          2,331,607
    27,328      GPU, Inc.                                                  887,887
    33,524      Niagara Mohawk Holdings, Inc.(a)                           566,556
    46,400      Nisource, Inc.                                           1,443,968
    15,506      Nisource Inc.-Sail(a)                                       42,797
    20,000      Pinnacle West Capital Corp.                                917,400
    30,026      PPL Corp.                                                1,319,943
    53,458      Progress Energy Inc.                                     2,312,201
    47,897      Public Service Enterprise Group, Inc.                    2,067,235
    62,279      Reliant Energy, Inc.                                     2,818,125
   140,715      Southern Co.                                             4,937,689
    53,814      TXU Corp.                                                2,223,594
    69,783      Xcel Energy, Inc.                                        2,101,166
                                                                  ----------------
                                                                        58,128,368
-------------------------------------------------------------------------------------
Waste Management  0.2%
    48,600      Allied Waste Industries, Inc.(a)                           762,048
   132,213      Waste Management, Inc.                                   3,265,661
                                                                  ----------------
                                                                         4,027,709
                                                                  ----------------
                Total common stocks (cost $2,110,605,257)            2,211,397,840
                                                                  ----------------

    24                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares            Description                                     Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  12.6%
-------------------------------------------------------------------------------------
Money Market Instruments  12.2%
 282,969,767(d)   Prudential Core Investment Fund--
                   Taxable Money Market Series                    $    282,969,767
                                                                  ----------------
Principal
Amount
(000)
----------------------------------------------------------------------------------------
U.S. Government Securities  0.4%
$      8,250(b)   United States Treasury Bills,
                   4.42%, 6/14/01                                        8,175,002
                                                                  ----------------
                  Total short-term investments
                   (cost $291,144,770)                                 291,144,769
                                                                  ----------------
                  Total Investments  107.9%
                   (cost $2,401,750,027; Note 4)                     2,502,542,609
                  Liabilities in excess of other assets  (7.9%)       (182,384,201)
                                                                  ----------------
                  Net Assets  100%                                $  2,320,158,408
                                                                  ----------------
                                                                  ----------------

------------------------------
ADR--American Depository Receipt.
(a) Non-income producing security.
(b) Pledged as initial margin for financial contracts.
(c) Portion of securities on loan with an aggregate market value of $178,215,817; cash collateral of $184,005,230 was received with which the Fund purchased securities.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
    See Notes to Financial Statements                                     25

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,401,750,027)                       $2,502,542,609
Cash                                                                      95,637
Receivable for Fund shares sold                                       23,237,612
Dividends and interest receivable                                      2,078,391
Receivable for securities lending                                        833,869
Due from broker-variation margin                                         602,374
Prepaid deferred expenses                                                  7,820
                                                                  --------------
      Total assets                                                 2,529,398,312
                                                                  --------------
LIABILITIES
Payable to broker for collateral for securities on loan              200,392,709
Payable for Fund shares reacquired                                     7,654,992
Securities lending rebate payable                                        806,491
Accrued expenses                                                         156,299
Management fee payable                                                   125,860
Distribution fee payable                                                 103,553
                                                                  --------------
      Total liabilities                                              209,239,904
                                                                  --------------
NET ASSETS                                                        $2,320,158,408
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $       89,536
   Paid-in capital in excess of par                                2,240,198,071
                                                                  --------------
                                                                   2,240,287,607
   Undistributed net investment income                                 5,747,503
   Accumulated net realized loss on investments                      (21,670,409)
   Net unrealized appreciation on investments                         95,793,707
                                                                  --------------
Net assets, March 31, 2001                                        $2,320,158,408
                                                                  --------------
                                                                  --------------

    26                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value, offering and redemption price per share
      ($37,540,918 / 1,450,144 shares of beneficial interest
      issued and outstanding)                                             $25.89
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering and redemption price per share
      ($73,289,496 / 2,850,436 shares of beneficial interest
      issued and outstanding)                                             $25.71
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($38,600,966 / 1,501,123 shares of beneficial interest
      issued and outstanding)                                             $25.71
   Sales charge (1% of offering price)                                       .26
   Offering price to public                                               $25.97
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering and redemption price per share
      ($878,603,266 / 33,904,895 shares of beneficial
      interest issued and outstanding)                                    $25.91
                                                                  --------------
                                                                  --------------
Class I:
   Net asset value, offering and redemption price per share
      ($1,292,123,762 / 49,831,547 shares of beneficial
      interest issued and outstanding)                                    $25.93
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     27

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $18,009)        $   14,356,737
   Interest                                                            3,247,441
   Income from securities loaned, net                                     77,995
                                                                ------------------
      Total income                                                    17,682,173
                                                                ------------------
Expenses
   Management fee                                                      3,819,424
   Distribution fee--Class A                                              40,313
   Distribution fee--Class B                                             368,014
   Distribution fee--Class C                                             186,146
   Transfer agent fee--Class A                                            18,700
   Transfer agent fee--Class B                                            66,700
   Transfer agent fee--Class C                                            16,400
   Transfer agent fee--Class Z                                           617,100
   Transfer agent fee--Class I                                               100
   Registration fees                                                     145,000
   Reports to shareholders                                               138,000
   Custodian's fees and expenses                                         102,000
   Trustees' fees and expenses                                            19,000
   Legal fees and expenses                                                18,000
   Audit fee                                                               7,000
   Miscellaneous                                                          55,417
                                                                ------------------
    Total expenses                                                     5,617,314
Less: Expense subsidy (Note 2)                                          (655,186)
                                                                ------------------
    Net expenses                                                       4,962,128
                                                                ------------------
Net investment income                                                 12,720,045
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                               228,269
   Financial futures contracts                                       (22,440,019)
                                                                ------------------
                                                                     (22,211,750)
                                                                ------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      (503,200,667)
   Financial futures contracts                                        (1,078,400)
                                                                ------------------
                                                                    (504,279,067)
                                                                ------------------
Net loss on investments                                             (526,490,817)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (513,770,772)
                                                                ------------------
                                                                ------------------

    28                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Changes in Net Assets (Unaudited)

                                              Six Months Ended        Year Ended
                                                 March 31,          September 30,
                                                    2001                 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $   12,720,045       $   23,204,067
   Net realized gain (loss) on investment
      transactions                                (22,211,750)           2,368,889
   Net change in unrealized
      appreciation/depreciation
      on investments                             (504,279,067)         218,068,243
                                              ----------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                  (513,770,772)         243,641,199
                                              ----------------    ------------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                        (202,525)                  --
      Class B                                        (209,646)                  --
      Class C                                        (115,012)                  --
      Class Z                                      (8,412,256)          (9,917,456)
      Class I                                     (15,318,715)         (12,228,311)
                                              ----------------    ------------------
                                                  (24,258,154)         (22,145,767)
                                              ----------------    ------------------
   Distributions from net realized gains
      Class A                                            (480)                  --
      Class B                                          (1,219)                  --
      Class C                                            (618)                  --
      Class Z                                         (15,578)         (10,541,195)
      Class I                                         (25,617)         (11,809,055)
                                              ----------------    ------------------
                                                      (43,512)         (22,350,250)
                                              ----------------    ------------------
Fund share transactions (net of
   conversions)
   (Note 5):
   Net proceeds from shares sold                  713,483,662        2,247,574,001
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                21,168,639           44,452,564
   Cost of shares reacquired                     (506,835,604)      (1,746,552,891)
                                              ----------------    ------------------
   Net increase in net assets from Fund
      share transactions                          227,816,697          545,473,674
                                              ----------------    ------------------
Net increase (decrease)                          (310,255,741)         744,618,856
NET ASSETS
Beginning of period                             2,630,414,149        1,885,795,293
                                              ----------------    ------------------
End of period(a)                               $2,320,158,408       $2,630,414,149
                                              ----------------    ------------------
                                              ----------------    ------------------
---------------
(a) Includes undistributed net investment
    income of:                                 $    5,747,503       $   17,285,612
                                              ----------------    ------------------
                                              ----------------    ------------------

    See Notes to Financial Statements                                     29

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited)

      The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one separate fund, which is the Prudential Stock Index Fund (the 'Fund'). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

      Securities Valuation:    Securities, including options, warrants, futures
contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade or Nasdaq are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there were no sales on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

      Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

      U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

      Securities for which reliable market quotations are not available or for which a pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the manager or the subadviser.

      Foreign Currency Translation: The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign
    30

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Company's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the
                                                                          31

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

day. Transfer agent fees are allocated based on shareholder activity and number of accounts for each class.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

      Securities Lending:    The Fund may lend its portfolio securities to
broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. PSI is a wholly owned subsidiary of The Prudential Insurance Company of America ('Prudential'). For the six months ended March 31, 2001, PSI has been compensated in the amount of $23,728.
    32

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Dividends and Distributions:    The Fund will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisery agreement with Prudential Investment Management, Inc. ('PIM'). Effective March 31, 2001 PIM changed its name from Prudential Investment Corporation. PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PIFM pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .30 of 1% of the average daily net assets of the Fund.

      PIFM has agreed to reimburse the Fund so that total operating expenses do not exceed .65%, 1.40%, 1.37%, .40% and .30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively. For the six months ended March 31, 2001, PIFM subsidized $655,186 of the expenses of the Fund (.05%, .12%, .06%, .07% and .04% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, respectively; $.0059, $.0152, $.0069, $.0094 and $.0055 per Class A, Class B, Class C, Class Z and Class I shares, respectively).

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing
                                                                          33

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2001.

      PIMS has advised the Fund that it received approximately $153,000 in front-end sales charges resulting from sales of Class C shares during the six months ended March 31, 2001. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended March 31, 2001, they received approximately $99,600 and $19,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIM, PIFM and PIMS are indirect, wholly owned subsidiaries of Prudential.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 6, 2002. Prior to March 7, 2001, the maximum commitment under the SCA was $1 billion. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Company's transfer agent. During the six months ended March 31, 2001, the Fund incurred fees of approximately $16,100, $54,900, $15,200, $596,500 and $100 for the Class A,
Class B, Class C, Class Z and Class I shares, respectively, for the services of PMFS. As of March 31, 2001, approximately $3,000, $10,200, $3,000, $99,600 and
$10 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
    34

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2001 aggregated $221,752,422 and $35,348,520, respectively.

      On March 31, 2001, the Fund held 311 long financial futures contracts on the S&P 500 Index which expire in June 2001. The cost of such contracts was $95,904,175. The value of such contracts on March 31, 2001 was $90,905,300, thereby resulting in an unrealized loss of $4,998,875.

      The cost basis of investments for federal income tax purposes was $2,202,345,970 and, accordingly, as of March 31, 2001, net unrealized appreciation for federal income tax purposes was $99,803,929 (gross unrealized appreciation--$374,929,705; gross unrealized depreciation--$275,125,776).

Note 5. Capital
The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A, Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I. Transactions in shares of beneficial interest were as follows:

Class A                                                    Shares            Amount
------------------------------------------------------  -------------    ---------------
Six months ended March 31, 2001:
Shares sold                                                   569,776    $    16,072,911
Shares issued in reinvestment of dividends and
  distributions                                                 6,524            195,933
Shares reacquired                                            (148,985)        (4,276,046)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  427,315         11,992,798
Shares issued upon conversion from Class B                     73,627          2,148,996
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding                 500,942    $    14,141,794
                                                        -------------    ---------------
                                                        -------------    ---------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 1,101,670    $    34,348,468
Shares reacquired                                            (248,733)        (8,027,233)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  852,937         26,321,235
Shares issued upon conversion from Class B                     96,265          3,119,670
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding                 949,202    $    29,440,905
                                                        -------------    ---------------
                                                        -------------    ---------------

                                                                          35

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                    Shares            Amount
------------------------------------------------------  -------------    ---------------
Six months ended March 31, 2001:
Shares sold                                                   996,445    $    29,079,188
Shares issued in reinvestment of dividends and
  distributions                                                 6,749            201,863
Shares reacquired                                            (305,185)        (8,784,968)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  698,009         20,496,083
Shares reacquired upon conversion into Class A                (73,989)        (2,148,996)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding                 624,020    $    18,347,087
                                                        -------------    ---------------
                                                        -------------    ---------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 2,567,091    $    81,736,917
Shares reacquired                                            (243,963)        (7,774,669)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                2,323,128         73,962,248
Shares reacquired upon conversion into Class A                (96,712)        (3,119,670)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               2,226,416    $    70,842,578
                                                        -------------    ---------------
                                                        -------------    ---------------
Class C
------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                   645,540    $    19,040,304
Shares issued in reinvestment of dividends and
  distributions                                                 3,795            113,516
Shares reacquired                                            (162,700)        (4,700,887)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding                 486,635    $    14,452,933
                                                        -------------    ---------------
                                                        -------------    ---------------
November 18, 1999(a) through September 30, 2000:
Shares sold                                                 1,154,104    $    36,799,201
Shares reacquired                                            (139,616)        (4,488,164)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               1,014,488         32,311,037
                                                        -------------    ---------------
                                                        -------------    ---------------
Class Z
------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                 9,400,827    $   272,540,656
Shares issued in reinvestment of dividends and
  distributions                                               279,898          8,410,944
Shares reacquired                                          (6,762,230)      (196,995,342)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               2,918,495    $    83,956,258
                                                        -------------    ---------------
                                                        -------------    ---------------
Year ended September 30, 2000:
Shares sold                                                33,137,817    $ 1,049,462,337
Shares issued in reinvestment of dividends and
  distributions                                               653,914         20,415,201
Shares reacquired                                         (32,730,083)    (1,041,794,333)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               1,061,648    $    28,083,205
                                                        -------------    ---------------
                                                        -------------    ---------------
------------------------------
(a) Commencement of offering of Class A, Class B and Class C shares.

    36

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class I                                                    Shares            Amount
------------------------------------------------------  -------------    ---------------
Six months ended March 31, 2001:
Shares sold                                                12,720,855    $   376,750,603
Shares issued in reinvestment of dividends and
  distributions                                               407,398         12,246,383
Shares reacquired                                          (9,978,808)      (292,078,361)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding               3,149,445    $    96,918,625
                                                        -------------    ---------------
                                                        -------------    ---------------
Year ended September 30, 2000:
Shares sold                                                32,197,763    $ 1,045,227,078
Shares issued in reinvestment of dividends and
  distributions                                               769,688         24,037,363
Shares reacquired                                         (21,435,302)      (684,468,492)
                                                        -------------    ---------------
Net increase (decrease) in shares outstanding              11,532,149    $   384,795,949
                                                        -------------    ---------------
                                                        -------------    ---------------

                       This page intentionally left blank

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited)

                                                             Class A
                                             ----------------------------------------
                                               Six Months        November 18, 1999(d)
                                                 Ended                 Through
                                             March 31, 2001       September 30, 2000
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $  32.06               $  31.53
                                             --------------            --------
Income from investment operations:
Net investment income(a)                             .11                    .12
Net realized and unrealized gain (loss)
   on investment transactions                      (6.07)                   .41
                                             --------------            --------
      Total from investment operations             (5.96)                   .53
                                             --------------            --------
Less distributions:
Dividends from net investment income                (.21)                    --
Distributions from net realized gains                 --(e)                  --
                                             --------------            --------
      Total distributions                           (.21)                    --
                                             --------------            --------
Net asset value, end of period                  $  25.89               $  32.06
                                             --------------            --------
                                             --------------            --------
TOTAL RETURN(b)                                   (18.68)%                 1.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $ 37,541               $ 30,432
Average net assets (000)                        $ 32,339               $ 19,055
Ratios to average net assets:(a)
   Expenses, including distribution and
      service (12b-1) fees                           .65%(c)                .65%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                           .40%(c)                .40%(c)
   Net investment income                             .71%(c)                .72%(c)
   Portfolio turnover rate                             1%                     2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class A shares.
(e) Less than $.005 per share.
    See Notes to Financial Statements                                     39

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                             Class B
                                             ----------------------------------------
                                               Six Months        November 18, 1999(d)
                                                 Ended                 Through
                                             March 31, 2001       September 30, 2000
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $  31.85               $  31.53
                                             --------------            --------
Income from investment operations:
Net investment income (loss)(a)                      .01                   (.01)
Net realized and unrealized gain (loss)
   on investment transactions                      (6.06)                   .33
                                             --------------            --------
      Total from investment operations             (6.05)                   .32
                                             --------------            --------
Less distributions:
Dividends from net investment income                (.09)                    --
Distributions from net realized gains                 --(e)                  --
                                             --------------            --------
      Total distributions                           (.09)                    --
                                             --------------            --------
Net asset value, end of period                  $  25.71               $  31.85
                                             --------------            --------
                                             --------------            --------
TOTAL RETURN(b)                                   (19.04)%                 1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $ 73,289               $ 70,903
Average net assets (000)                        $ 73,805               $ 42,919
Ratios to average net assets:(a)
   Expenses, including distribution and
      service (12b-1) fees                          1.40%(c)               1.40%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                           .40%(c)                .40%(c)
   Net investment income                            (.03)%(c)              (.05)%(c)
   Portfolio turnover rate                             1%                     2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class B shares.
(e) Less than $.005 per share.
    40                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                             Class C
                                             ----------------------------------------
                                               Six Months        November 18, 1999(d)
                                                 Ended                 Through
                                             March 31, 2001       September 30, 2000
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $  31.85               $  31.53
                                             --------------            --------
Income from investment operations:
Net investment income(a)                             .02                     --(e)
Net realized and unrealized gain (loss)
on investment transactions                         (6.07)                   .32
                                             --------------            --------
      Total from investment operations            (6.05)                    .32
                                             --------------            --------
Less distributions:
Dividends from net investment income                (.09)                    --
Distributions from net realized gains                 --(e)                  --
                                             --------------            --------
      Total distributions                           (.09)                    --
                                             --------------            --------
Net asset value, end of period                  $  25.71               $  31.85
                                             --------------            --------
                                             --------------            --------
TOTAL RETURN(b)                                   (19.03)%                 1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $ 38,601               $ 32,308
Average net assets (000)                        $ 37,331               $ 20,854
Ratios to average net assets:(a)
   Expenses, including distribution and
      service (12b-1) fees                          1.36%(c)               1.37%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                           .36%(c)                .37%(c)
   Net investment income                             .01%(c)               (.01)%(c)
   Portfolio turnover rate                             1%                     2%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.
    See Notes to Financial Statements                                     41

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited)

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  32.12
                                                                  ----------------
Income from investment operations:
Net investment income(a)                                                   .14
Net realized and unrealized gain (loss) on investment
transactions                                                             (6.08)
                                                                  ----------------
      Total from investment operations                                   (5.94)
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.27)
Distributions from net realized gains                                       --(d)
                                                                  ----------------
      Total distributions                                                 (.27)
                                                                  ----------------
Net asset value, end of period                                        $  25.91
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                         (18.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $878,603
Average net assets (000)                                              $947,004
Ratios to average net assets:(a)
   Expenses                                                                .40%(c)
   Net investment income                                                   .01%(c)
   Portfolio turnover rate                                                   1%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Less than $.005 per share.
    42                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  28.96             $  23.11             $  21.86             $  16.06             $  14.22
----------------     ----------------     ----------------     ----------------     ----------------
         .29                  .22                  .15                  .46                  .25
        3.53                 6.07                 1.69                 5.75                 2.44
----------------     ----------------     ----------------     ----------------     ----------------
        3.82                 6.29                 1.84                 6.21                 2.69
----------------     ----------------     ----------------     ----------------     ----------------
        (.32)                (.26)                (.21)                (.26)                (.28)
        (.34)                (.18)                (.38)                (.15)                (.57)
----------------     ----------------     ----------------     ----------------     ----------------
        (.66)                (.44)                (.59)                (.41)                (.85)
----------------     ----------------     ----------------     ----------------     ----------------
    $  32.12             $  28.96             $  23.11             $  21.86             $  16.06
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       13.28%               27.41%                8.61%               39.34%               19.72%
    $995,426             $866,762             $381,374             $185,881             $184,379
    $980,790             $681,129             $313,721             $254,644             $142,540
         .40%                 .40%                 .40%                 .46%                 .60%
         .95%                1.16%                1.30%                1.66%                1.92%
           2%                   3%                   1%                   5%                   2%

    See Notes to Financial Statements                                     43

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class I
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    32.16
                                                                  ----------------
Income from investment operations:
Net investment income(a)                                                    .14
Net realized and unrealized gain (loss) on investment
transactions                                                              (6.07)
                                                                  ----------------
      Total from investment operations                                    (5.93)
                                                                  ----------------
Less distributions:
Dividends from net investment income                                       (.30)
Distributions from net realized gains                                        --(e)
                                                                  ----------------
      Total distributions                                                  (.30)
                                                                  ----------------
Net asset value, end of period                                       $    25.93
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                          (18.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $1,292,124
Average net assets (000)                                             $1,462,799
Ratios to average net assets:(a)
   Expenses                                                                 .30%(c)
   Net investment income                                                   1.07%(c)
   Portfolio turnover rate                                                    1%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class I shares.
(d) Less than $.005 per share.
    44                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class I
------------------------------------------------------------------------------------------------
                   Year Ended September 30,                            August 1, 1997(d)
--------------------------------------------------------------       Through September 30,
      2000                   1999                   1998                     1997
------------------------------------------------------------------------------------------------
   $    28.99             $    23.13              $  21.87                 $   21.87
----------------       ----------------       ----------------            ----------
          .33                    .36                   .31                       .06
         3.53                   5.96                  1.55                      (.06)
----------------       ----------------       ----------------            ----------
         3.86                   6.32                  1.86                        --
----------------       ----------------       ----------------            ----------
         (.35)                  (.28)                 (.22)                       --
         (.34)                  (.18)                 (.38)                       --
----------------       ----------------       ----------------            ----------
         (.69)                  (.46)                 (.60)                       --
----------------       ----------------       ----------------            ----------
   $    32.16             $    28.99              $  23.13                 $   21.87
----------------       ----------------       ----------------            ----------
----------------       ----------------       ----------------            ----------
        13.38%                 27.55%                 8.69%                        0%
   $1,501,345             $1,019,034              $639,408                 $ 312,127
   $1,317,874             $  915,642              $505,605                 $ 296,788
          .30%                   .30%                  .30%                      .30%(c)
         1.05%                  1.26%                 1.42%                     1.73%(c)
            2%                     3%                    1%                        5%

    See Notes to Financial Statements                                     45

       Prudential Index Series Fund     Prudential Stock Index Fund
             Supplemental Proxy Information (Unaudited)

      A meeting of the Fund's shareholders was held on February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Saul K. Fenster
    - Delayne D. Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead

(3) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(7) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.
    46                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                Votes          Votes          Votes
            Restrictions/Auditor            for          Against        Withheld      Abstentions
        -----------------------------    ----------     ----------     ----------     -----------
(1)     Saul K. Fenster                  45,594,400             --        239,757              --
        Delayne D. Gold                  45,590,148             --        244,009              --
        Robert F. Gunia                  45,611,997             --        222,160              --
        Douglas H. McCorkindale          45,611,361             --        222,796              --
        W. Scott McDonald, Jr.           45,594,139             --        240,018              --
        Thomas T. Mooney                 45,607,018             --        227,139              --
        Stephen P. Munn                  45,617,119             --        217,038              --
        David R. Odenath, Jr.            45,606,757             --        227,400              --
        Richard A. Redeker               45,568,202             --        265,955              --
        Judy A. Rice                     45,593,705             --        240,452              --
        Robin B. Smith                   45,596,599             --        237,558              --
        Louis A. Weil, III               45,606,642             --        227,515              --
        Clay T. Whitehead                45,608,760             --        225,397              --

(3)     PIFM                             33,439,331      1,373,891     10,771,832         249,103

(4)     PIFM                             34,070,257        706,681     10,751,832         285,387

(5a)    Fund Diversification             33,800,571      1,015,565     10,771,833         246,188

(5b)    Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                          33,511,535      1,260,526     10,771,832         290,264

(5c)    Buying and Selling Real
         Estate                          33,653,517      1,160,412     10,771,832         248,396

(5d)    Buying and Selling
         Commodities and Commodity
         Contracts                       33,520,646      1,286,299     10,771,832         255,380

(5e)    Fund Concentration               33,745,598      1,029,937     10,771,832         286,790

(5f)    Engaging in Underwriting         33,682,020      1,108,185     10,771,832         272,120

(5g)    Making Loans                     33,602,404      1,191,930     10,771,832         267,991

(5h)    Other Investment Restrictions    33,504,257      1,238,542     10,771,832         319,526

(7)     PricewaterhouseCoopers LLP       45,374,385        235,378             --         224,394

    See Notes to Financial Statements                                     47

Prudential Stock Index Fund

       Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
      www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Stock Index Fund

    Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

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        www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Stock Index Fund

         Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

           www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
---------------------------------------
Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

---------------------------------------
Fund Symbols      NASDAQ        CUSIP
  Class A         PSIAX       74438C100
  Class B         PBSIX       74438C209
  Class C         PSICX       74438C308
  Class Z         PSIFX       74438C407
  Class I         PDSIX       74438C506
---------------------------------------

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF174E2  74438C100  74438C308
         74438C209  74438C407  74438C506

(LOGO) Printed on Recycled Paper